Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE REPARE THERAPEUTICS INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REPARE THERAPEUTICS INC. IF PUBLICLY DISCLOSED.

FOURTH AMENDMENTTO

COLLABORATION AND LICENSEAGREEMENT

This Fourth Amendment to Collaboration and License Agreement (this “Fourth Amendment”) is entered into as of May 16, 2023 (the “Fourth Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7210 Frederick-Banting, Suite 100, St. Laurent, Quebec, Canada H4S 2A1 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at 101 Main Street, Suite 1650, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (as amended, the “Agreement”);

WHEREAS, the [***] is an Existing Repare Campaign that has been designated a Primary Campaign;

WHEREAS, following Initial Screening for such Primary Campaign, Repare has identified certain Targets as showing promise for Synthetic Lethalityas Collaboration Targets with respect to such Primary Campaign;

WHEREAS, the Primary Target of the [***] Primary Campaign is [***] (“Target Y”) and the Secondary Target of the [***] Primary Campaign is [***] (“Target Z”); and

WHEREAS, the Parties wish to amend the Agreement to extend the Primary Target Review Period and the Additional Target Review Period of the Collaboration Targets for the [***] Primary Campaign;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.
Capitalized terms used in this Fourth Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.
2.
Notwithstanding anything in the Agreement to the contrary:
a.
BMS shall, [***], provide Repare with a Further Development Election for both Target Y and Target Z, but, subject to the remainder of this Fourth Amendment, BMS shall [***] after providing such Further Development Election;
b.
The Primary Target Review Period for Target Y and the Additional Target Review Period for Target Z are hereby extended [***] (the “New Review Period End Date”);
c.
BMS shall have the right to perform Primary Target Chemistry activities for Target Y and Additional Target Chemistry activities for Target Z until the New Review Period End Date [***];
d.
If and when BMS or any of its Affiliates or Sublicensees achieves Lead Optimization Initiation for a Resulting Compound that is Directed to Target Y or Target Z (such achievement, a “First [***] Lead Optimization Initiation”), BMS shall, within [***] after such First [***] Lead Optimization Initiation, in addition to paying Repare a [***], either (i) notify Repare that it is no longer pursuing Development of Target Y or Target Z (in which case, such Target shall be deemed a Reverted Optioned Target) or (ii) pay Repare (A) a [***] for Target Y and Target Z [***] and (B) an [***];
e.
If a First [***] Lead Optimization Initiation has not occurred by the New Review Period End Date, then BMS shall either (i) notify Repare that it is no longer pursuing Development of Target Y or Target Z (in which case, such Target shall be deemed a Reverted Optioned Target) or (ii) pay Repare [***] for Target Y and Target Z (in which case, BMS shall have the right to continue to perform Primary Target Chemistry activities for Target Y and Additional Target Chemistry activities for Target Z until the Additional Target Selection Deadline (as defined below) without [***]); and
f.
If a First [***] Lead Optimization Initiation has not occurred by the Additional Target Selection Deadline, then BMS shall either (i) notify Repare that it is no longer pursuing Development of Target Y or Target Z (in which case, such Target shall be deemed a Reverted Optioned Target) or (ii) pay Repare [***]. “Additional Target Selection Deadline” means [***] after the New Review Period End Date; except that, no earlier than [***] after the New Review Period End Date, BMS may request that Repare agree to extend the Additional Target Selection Deadline until [***] after the New Review Period End Date, and, if BMS makes such a request, BMS shall provide Repare with an updated progress report with respect to Target Y and Target Z that satisfies the requirements of Section 2.10 of the Agreement (mutatis mutandis) and Repare shall review such report to determine whether to agree to the extension and may not unreasonably refuse to agree to such extension.
3.
This Fourth Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this Fourth Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this Fourth Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this Fourth Amendment shall govern and control. Except as expressly modified by the terms of this Fourth Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.
4.
This Fourth Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of electronic delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Fourth Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Fourth Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY

By: /s/ Maria Engler

Name: Maria Engler

Title: Senior Director, Global Alliance

REPARE THERAPEUTICS INC.

By: /s/ Cameron Black

Name: Cameron Black

Title: EVP, Discovery

REPARE THERAPEUTICS INC.

By: /s/ Steve Forte

Name: Steve Forte

Title: EVP, CFO